Exhibit 10.10(b)
                                                                ----------------

                   AMENDMENT NO. 1 TO THE AMENDED AND RESTATED

                      INTERCONNECTION FACILITIES AGREEMENT

                   BETWEEN SOUTHERN CALIFORNIA EDISON COMPANY

                             AND ZOND SYSTEMS, INC.
                   ------------------------------------------


1.       PARTIES: This Amendment No. 1 to the Amended and Restated
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         Interconnection Facilities Agreement ("Agreement") between Zond
         Systems, Inc. and Southern California Edison Company is entered into by Zond Systems, Inc. ("Zond"), a California corporation, Southern California Edison Company ("Edison"), a California corporation and Victory Garden Phase IV Partnership (the "Partnership"), a California general partnership (individually "Party," collectively "Parties.")

2.        RECITALS: This Amendment No. 1 to the Agreement is made with reference
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          to the following facts, among others:

          2.1 The Agreement was executed between Zond and Edison as of the 18th day of November, 1988.

          2.2 Zond has requested, and Edison has agreed, that the Partnership shall be listed as a Seller under the Agreement.

          2.3 The Parties wish to designate Zond Systems, Inc. as the Project Manager under the Agreement and, as the entity with sole authority and agency to act on behalf of the Seller in all matters relative to this Agreement.

          2.4 The Parties wish to amend the Agreement to reflect the intentions referenced in this Section 2. The changes agreed to by amendment are set forth herein.

3.        AGREEMENT: The Parties agree to amend the Agreement as follows:
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          3.1  Section 1 is amended to add the Partnership as a Seller and shall now read as follows:

               "1.  PARTIES: This Amended and Restated Interconnection
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                    Facilities Agreement ("Agreement") is entered into by
                    Southern California Edison Company, a California corporation ("Edison"), and Victory Garden Phase IV Partnership, a California general partnership ("Partnership") and Zond Systems, Inc., a California corporation, acting on its own behalf and on behalf of any other owners or sellers, if any, collectively referred to as "Seller". Zond Systems, Inc., shall act as Project Manager under this Agreement."

          3.2 The following additional definition is added as section 3.7 of the Agreement:

               "3.7 Project Manager: The entity responsible for performing the
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                    obligations of Seller under this Agreement on behalf of the owners or sellers thereof."

          3.3  The following is added as Section 4.1.15 of the Agreement:

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

               "4.1.15 Project Manager Provisions.
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                4.1.15.1   If the identity of the Project Manager changes for
                           any reason, Edison shall have the right to approve the new Project Manager. Such approval shall be withheld only if the assets, financial condition, or operating capability of the proposed replacement Project Manager gives Edison reasonable cause to doubt such entity's ability to adequately perform the duties of the Project Manager. To facilitate such approval, Edison may request Seller to furnish any material reasonably necessary for Edison to prudently approve a change in Project Manger. Therefore, except as in conflict with law, any financing documents, partnership agreements, or management contracts which specify the Project Manager's role shall specifically provide for Edison's right of approval of any such Project Manager. Such change in Project Manager and the approval thereof by Edison shall not operate to reduce the rights and obligations of the Seller under the Agreement.

                4.1.15.2 The Project Manager shall have the authority to contract for Seller on all matters pertaining to the implementation of this Agreement. The Project Manager shall provide Edison with satisfactory evidence of its authority to act on behalf of Seller. Such evidence shall include, but not be limited to, authenticated copies of any partnership agreement(s), fictitious business name statement(s), certificate(s) of partnership, and management agreement(s). The

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

                          Project manager shall also provide Edison with
                           authenticated copies of the agreement(s), if any, appointing the Project Manager for purposes of this Agreement.

                4.1.15.3 Edison's obligations to remain interconnected with Seller's projects shall be contingent upon the compliance by Seller and Project Manager with the terms and conditions of this Section 4.1.15."

          3.4  The following is added as Section 7 of the Agreement:

               "7. Breach. In the event of a default under this Agreement by
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               Seller, Edison shall notify in writing each named Seller under this Agreement and permit each such Seller to have thirty (30) days from the receipt of such notice to cure such default. During such cure period, Seller and Edison shall be subject to all of their respective obligations under this Agreement. Edison agrees that in the event that Zond Systems, Inc. or the Partnership as debtor-in-possession in a bankruptcy case, or the trustee in bankruptcy for Zond Systems, Inc. or the Partnership, as the case may be, repudiates this Agreement or any part hereof, the non-repudiating Seller shall have the right and obligation to continue this Agreement in full force and effect by performance of all obligations of Seller hereunder, provided that the non-repudiating Seller remedy any defaults under this Agreement as provided above. The non-repudiating Seller shall also permit all existing Monolith Power Purchase contracts subject to this Agreement to continue to interconnect with Edison's transmission system pursuant to this Agreement."

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

4.        OTHER CONTRACT TERMS AND CONDITIONS. Except as expressly amended by
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          this Amendment No. 1, the terms and conditions of the Agreement shall remain in full force and effect.

5.        EFFECTIVE DATE: This Amendment No. 1 shall become effective when it
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          has been duly executed by the Parties.

6.        SIGNATURE CLAUSE: The signatories hereto represent that they have been
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          appropriately authorized to enter into this Amendment No. 1 to the
          Agreement on behalf of the Party for whom they sign.

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


     This Amendment No. 1 to the Agreement is hereby executed as of this 11th day of October, 1989.


                                     SOUTHERN CALIFORNIA EDISON COMPANY



                                     By: /s/ Robert Dietch
                                         --------------------------------------
                                             Robert Dietch
                                             Vice President


                                     ZOND SYSTEMS, INC.



                                     By: /s/ Kenneth C. Karas
                                         --------------------------------------
                                             Kenneth C. Karas
                                             President

                                     VICTORY GARDEN PHASE IV PARTNERSHIP,
                                     a California general partnership

                                     By its authorized general partners

                                     ZOND VICTORY GARDEN PHASE IV
                                     DEVELOPMENT CORPORATION

                                     By: /s/ Kenneth C. Karas
                                         --------------------------------------
                                             President


                                     ESI VG LIMITED PARTNERSHIP, a
                                     Delaware limited partnership

                                     By:  ESI Victory, Inc. a Florida
                                     Corporation, its general partner

                                     By: /s/ Larry Carpenter
                                         --------------------------------------
                                             President


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